                                             UAM Funds
                                             Funds for the Informed Investor(SM)

The TS&W Portfolios
Annual Report                                                   October 31, 1999




                                                                [LOGO OF UAM(R)]

UAM FUNDS                                                    THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................   1

Portfolio of Investments
     Equity ...............................................................   9
     Fixed Income .........................................................  12
     International Equity .................................................  15

Statement of Assets and Liabilities .......................................  20

Statement of Operations ...................................................  21

Statement of Changes in Net Assets
     Equity ...............................................................  22
     Fixed Income .........................................................  23
     International Equity .................................................  24

Financial Highlights
     Equity ...............................................................  25
     Fixed Income .........................................................  26
     International Equity .................................................  27

Notes to Financial Statements .............................................  28

Report of Independent Accountants .........................................  35
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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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November 8, 1999

Dear Shareholders:

We are pleased to provide you with our annual report for the period ended October 31, 1999 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The Equity Portfolio's net asset value on October 31, 1999 was $93,234,276, the Fixed Income Portfolio's net asset value was $66,179,957 and the International Equity Portfolio was valued at $114,213,345.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, utilizing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

TS&W Equity Portfolio

The TS&W Equity Portfolio had total net assets of $93,234,276 on October 31, 1999, with $88,590,192 (95.1% of net assets) invested in common stocks, and the remainder in cash reserves. For the twelve-month period ended October 31, 1999, the Portfolio returned 14.6%. The S&P 500 Index returned 25.7% over the same time period. For the six-month period ended October 31, the Portfolio returned 0.5%, while the S&P 500 was up 2.7%.

We apply a disciplined investment approach to managing the Portfolio. TS&W pursues a relative value-oriented philosophy that seeks undervalued sectors, industries and companies in the market. Typically, TS&W prefers to invest in companies that possess above-average financial characteristics including profitability and balance sheet strength, and yet trade at valuation levels below the company's long term average. We sell securities when economic, valuation, and fundamental criteria are no longer met, or when more attractive alternatives are found.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

Over the past six months the US stock market has offered investors an unusually wide assortment of opportunities and frustrations. Frustration has come in the form of substantial volatility and a preoccupation with short-term results, while opportunity lies in the long list of companies whose shares have suffered substantial setbacks. Stock market performance continues to be dominated by a handful of very large companies, many of them representing the technology sector. Over the past six months more than 60% of the stocks in the S&P 500 have declined in price, and the average stock is down nearly 4%, but the fifteen largest stocks have continued to power higher, dragging the capitalization-weighted index along with them. These companies can point to strong earnings growth as a justification for their performance, but the stock market also has seen fit to reward them with historically high valuation levels, while a multitude of companies garner limited attention despite attractive prices. A casual review of market indices might still read bull market, but the story for most stocks is less cheerful.

Although the market's many moods often frustrate us, TS&W finds numerous reasons for optimism. We have exploited the market's volatility and short term focus this year to add new positions in premier companies like Fannie Mae, Intel, Gillette and Abbott Labs to our portfolio. We own many of the large companies that have paced the market's performance, and have used their price strength to fund purchases like those listed above. We trimmed our position in Hewlett Packard only to repurchase the shares more than 30% below their sale price within a matter of months. Although trades such as this are not typical for TS&W, our disciplined value approach, and focus on long term results permits us to view the stock market's present gyrations as opportunities. As of October 31, 1999, the Portfolio's top ten holdings and percentage of portfolio assets were GTE (3.3%), American Home Products (3.2%), Masco (3.1%), Sprint (3.0%), Bank of America (2.9%), Fannie Mae (2.9%), Best Foods (2.8%), Kimberly Clark (2.7%), Citigroup (2.6%), and Merck (2.6%).

We expect continued progress for the TS&W Equity Portfolio. Although higher interest rates are likely to temper the US economy's exuberant growth, we continue to hold a favorable economic outlook. Importantly, we do not expect a sharp rise in inflation. The global market forces that fostered a long decline in inflation during the 1990s remain in place. While short-term interest rates controlled by the Federal Reserve may rise from today's levels, we believe long term rates, determined by market action, are approaching a peak. Should markets succumb to unexpected shocks we believe that the Portfolio's broad diversification, and emphasis on value would cushion the decline.

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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TS&W Fixed Income Portfolio

The TS&W Fixed Income Portfolio had total net assets of $66,179,957 on October 31, 1999. For the twelve-month period ended October 31, 1999 the Portfolio return was -1.7% versus the Lehman Government/Corporate Index (our "benchmark index") return of -0.7%. Over the past six-months the Portfolio return was -1.1% versus the benchmark index return of -0.6%.

The global financial picture changed dramatically over the past year. The shift from preoccupation with economic crisis, debt defaults and deflation forecasts in the fall of 1998 to concern about inflation and tighter monetary policy today have played havoc with fixed income markets. Although official price measures show little evidence of a trend toward meaningfully higher inflation, signs of pricing pressures are common, especially for energy. The substantial rise in interest rates this year caused price declines to overwhelm the income component of fixed income returns, leading to a modestly negative total return for all but the shortest maturity bonds.

The TS&W Fixed Income Portfolio ended the period with an average maturity of 9.9 years, and a duration of 5.6 years - slightly longer than the benchmark index duration of 5.4 years. At the end of October the Portfolio consisted of 33.4% Treasury and Agency issues, 38.7% corporate bonds, 22.4% in mortgage backed securities, and 6.1% in cash and equivalents. The average quality of the Portfolio was maintained at AA with assets spread among 36 issues representing 13 different sectors of the fixed income markets.

We believe that the pace of economic growth in the U.S. will begin to slow and that the majority of the increase in bond yields has already occurred. This outlook suggests an improving environment for bonds. Yield levels available on longer bonds look attractive and we have extended the duration of the Portfolio to take advantage of this opportunity.

TS&W International Equity Portfolio

The TS&W International Equity Portfolio had total net assets of $114,213,345 on October 31, 1999. The TS&W International Equity Portfolio returned 33.8% for the year ending October 31, 1999. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, rose 23.0% for that period. For the six-month period ended October 31, EAFE rose 6.7% while the Portfolio increased 15.5%.

For the year EAFE excluding Japan rose over 12%, while Japan was up almost 60%. Stock markets in South Korea, Hong Kong and Singapore were also strong over the past year. In the final quarter of the fiscal year, though, many of these performance

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

patterns within EAFE were reversed. In the first nine months of this year, European markets languished while Asia staged a strong recovery. In the final quarter Europe was relatively strong, while Japan was flat and the rest of Asia largely down. A firmer yen boosted the Japanese return.

Business confidence is returning gradually in Japan, industrial production is picking up, and the economy grew at 3% for the first half of the year. Rising bond yields in Japan narrowed the differential in real yields between Japan and the United States from nearly 5% last year to about 2% currently. This has lessened the pressure on Japanese investors to invest overseas, thus bolstering the yen. While the stronger yen initially boosts our returns in dollars, it has a deleterious effect on a highly export dependent country like Japan. This is why the underlying stock market stalled during the quarter.

In contrast, the subdued Euro has begun to help European industry. In addition, continued consolidations and industry-wide restructurings have buoyed interest in the financial and telecommunications sectors. Economic growth is robust in France and quickening in England, Italy and Germany. Confidence levels are also rising and are evidenced by strong mutual fund inflows in Europe.

The TS&W International Equity Portfolio is maintaining a modestly overweight position in Europe and the UK. The tremendous recent stock market rally in Japan needs significant evidence of tangible profitability improvement to advance further. Europe's recovery is more broadly based and immediate. Concerns about Y2K vulnerability will marginalize all but the biggest, and most liquid, companies. Therefore our investments are concentrated in the developed countries of the EAFE Index for the immediate future.

Respectfully Submitted,

/s/ Matthew G. Thompson

Matthew G. Thompson, CFA
Managing Director

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

                      Definition of the Comparative Indices
                      -------------------------------------

Lehman Corporate Bond Index is an unmanaged index of all public issues, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

Lehman Government Bond Index is an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                      1 Year         5 Years        Since
                                                  7/17/92*
--------------------------------------------------------------------------------
                      14.64%         17.04%        13.84%
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                TS&W EQUITY PORTFOLIO          S&P 500 INDEX

7/17/92                10,000                     10,000
 Oct-92                 9,670                      9,945
 Oct-93                11,180                     11,425
 Oct-94                11,719                     11,866
 Oct-95                13,397                     15,000
 Oct-96                16,271                     18,612
 Oct-97                20,552                     24,586
 Oct-98                22,448                     29,996
 Oct-99                25,735                     37,695

*    Beginning of operations. Index comparisons begin on 7/31/92.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.


The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

                  See definition of comparative index on page 5

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UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                      1 Year         5 Years        Since
                                                  7/17/92*
--------------------------------------------------------------------------------
                      -1.71%          6.98%         5.66%
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

              TS&W FIXED INCOME PORTFOLIO     LEHMAN GOVERNMENT/CORPORATE INDEX

12/19/92                10,000                             10,000
  Oct-92                10,130                             10,070
  Oct-93                11,277                             11,445
  Oct-94                10,660                             10,914
  Oct-95                12,230                             12,678
  Oct-96                12,768                             13,361
  Oct-97                13,841                             14,538
  Oct-98                15,199                             16,032
  Oct-99                14,939                             15,926

*    Beginning of operations. Index comparisons begin on 7/31/92.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.


The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

                  See definition of comparative index on page 5

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UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                      1 Year         5 Years        Since
                                                  12/18/92*
--------------------------------------------------------------------------------
                      33.77%          9.77%        12.28%
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                TS&W INTERNATIONAL           MORGAN STANLEY CAPITAL
                 EQUITY PORTFOLIO           INTERNATIONAL EAFE INDEX

12/19/92             10,000                         10,000
  Oct-93             12,540                         13,547
  Oct-94             13,903                         14,915
  Oct-95             13,749                         14,861
  Oct-96             14,947                         16,419
  Oct-97             16,133                         17,179
  Oct-98             16,564                         18,835
  Oct-99             22,158                         23,173


*    Beginning of operations. Index comparisons begin on 12/31/92.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.


The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

                  See definition of comparative index on page 5

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 95.1%
--------------------------------------------------------------------------------

                                                     Shares           Value
                                                   ----------      ----------

AEROSPACE & DEFENSE -- 4.4%
   B.F. Goodrich ................................    60,000        $1,421,250
   Boeing .......................................    30,000         1,381,875
   Raytheon, Class B ............................    45,000         1,310,625
                                                                   ----------
                                                                    4,113,750
                                                                   ----------
BANKS -- 7.0%
   Bank of America ..............................    42,500         2,735,937
   First Union ..................................    44,000         1,878,250
   Union Planters ...............................    43,500         1,935,750
                                                                   ----------
                                                                    6,549,937
                                                                   ----------
BASIC MATERIALS -- 2.1%
   Air Products & Chemicals .....................    70,000         1,925,000
                                                                   ----------
BEAUTY PRODUCTS -- 0.8%
   Gillette .....................................    20,000           723,750
                                                                   ----------
CAPITAL EQUIPMENT -- 2.3%
   W.W. Grainger ................................    50,000         2,118,750
                                                                   ----------
CONSUMER CYCLICAL -- 3.1%
   Masco ........................................    93,600         2,854,800
                                                                   ----------
ELECTRONICS -- 4.8%
   Hewlett-Packard ..............................    17,000         1,259,062
   Intel ........................................    25,000         1,934,375
   Motorola .....................................    13,500         1,315,406
                                                                   ----------
                                                                    4,508,843
                                                                   ----------
ENERGY -- 6.1%
   Duke Energy ..................................    42,500         2,401,250
   Schlumberger .................................    33,340         2,019,154
   Texaco .......................................    20,000         1,227,500
                                                                   ----------
                                                                    5,647,904
                                                                   ----------
FINANCIAL SERVICES -- 5.5%
   Citigroup ....................................    45,000         2,435,625
   Fannie Mae ...................................    38,500         2,723,875
                                                                   ----------
                                                                    5,159,500
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - (continued)
--------------------------------------------------------------------------------

                                                          Shares        Value
                                                          ------     ----------
FOOD, BEVERAGE & TOBACCO -- 6.5%
   Bestfoods .........................................    44,000     $2,585,000
   Hershey Foods .....................................    43,500      2,196,750
   Unilever, New York Shares .........................    20,066      1,338,151
                                                                     ----------
                                                                      6,119,901
                                                                     ----------
HEALTH CARE -- 2.0%
   Johnson & Johnson .................................    17,500      1,833,125
                                                                     ----------
INSURANCE -- 6.7%
   Chubb .............................................    36,500      2,002,938
   Travelers Property Casualty, Class A ..............    55,000      1,980,000
   UnumProvident .....................................    67,500      2,223,281
                                                                     ----------
                                                                      6,206,219
                                                                     ----------
LODGING & RESTAURANTS -- 2.1%
   McDonald's ........................................    47,000      1,938,750
                                                                     ----------
MANUFACTURING -- 4.6%
   Minnesota Mining & Manufacturing ..................    20,000      1,901,250
   Pall ..............................................   110,000      2,413,125
                                                                     ----------
                                                                      4,314,375
                                                                     ----------
OIL & GAS -- 3.3%
   Halliburton .......................................    28,550      1,075,978
   Unocal ............................................    58,400      2,014,800
                                                                     ----------
                                                                      3,090,778
                                                                     ----------
PAPER & PACKAGING -- 2.7%
   Kimberly-Clark ....................................    40,500      2,556,563
                                                                     ----------
PHARMACEUTICALS -- 6.6%
   Abbott Laboratories ...............................    17,500        706,562
   American Home Products ............................    57,500      3,004,375
   Merck .............................................    30,400      2,418,700
                                                                     ----------
                                                                      6,129,637
                                                                     ----------
REAL ESTATE INVESTMENT TRUSTS -- 4.8%
   Equity Residential Properties Trust ...............    31,072      1,299,198
   Liberty Property Trust ............................    72,500      1,694,688
   Nationwide Health Properties ......................    90,000      1,490,625
                                                                     ----------
                                                                      4,484,511
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 1999

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
COMMON STOCKS -- continued
----------------------------------------------------------------------------------------

                                                               Shares            Value
                                                             ----------        ---------
RETAIL -- 2.8%
   J.C. Penney .........................................       45,000         $1,141,875
   Wal-Mart Stores .....................................       25,000          1,428,125
                                                                             -----------
                                                                               2,570,000
                                                                             -----------
TECHNOLOGY -- 8.2%
   Cadence Design Systems* .............................      100,000          1,518,750
   Corning .............................................       30,000          2,358,750
   Electronic Data Systems .............................       40,000          2,340,000
   Nortel Networks .....................................       23,500          1,455,531
                                                                             -----------
                                                                               7,673,031
                                                                             -----------
TELECOMMUNICATIONS -- 8.7%
   GTE .................................................       41,000          3,075,000
   MCI WorldCom* .......................................       25,765          2,209,349
   Sprint (FON Group) ..................................       37,500          2,786,719
                                                                             -----------
                                                                               8,071,068
                                                                             -----------
   TOTAL COMMON STOCKS
      (Cost $71,616,049) ...............................                      88,590,192
                                                                             -----------

----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.9%
----------------------------------------------------------------------------------------

                                                              Face
                                                             Amount
                                                           ----------
REPURCHASE AGREEMENT -- 4.9%
   Chase Securities, Inc. 5.150%, dated 10/29/99,
      due 11/01/99 to be repurchased at $4,602,975
      collateralized by $4,616,653 of various
      U.S. Treasury Bills and U.S. Treasury Notes,
      valued at $4,601,127 (Cost $4,601,000) ...........   $4,601,000          4,601,000
                                                                             -----------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $76,217,049) (a) ...........................                      93,191,192
                                                                             -----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0% ...........                          43,084
                                                                             -----------
   TOTAL NET ASSETS -- 100.0% ..........................                     $93,234,276
                                                                             ===========

*    Non-income producing security.
(a) The cost for Federal income tax purposes was $76,294,453. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $16,896,739. This consisted of aggregate gross unrealized appreciation for all securities of $21,716,194, and aggregate gross unrealized depreciation for all securities of $4,819,455.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- 38.7%
--------------------------------------------------------------------------------

                                                       Face
                                                      Amount           Value
                                                   -----------      -----------
BANKS -- 0.8%
   Capital One Bank 6.700%, 05/15/08 ...........   $   549,000      $   508,813
                                                                    -----------
COMPUTERS & SERVICES -- 3.1%
   Sun Microsystems 7.500%, 08/15/06 ...........     2,000,000        2,017,500
                                                                    -----------
ENERGY -- 4.3%
   Enron 6.625%, 11/15/05 ......................     3,000,000        2,876,250
                                                                    -----------
FINANCIAL SERVICES -- 11.4%
   CIT Group Holdings 6.375%, 08/01/02 .........     3,000,000        2,962,500
   Country Wide Funding 8.250%, 07/15/02 .......     2,000,000        2,062,500
   Lehman Brothers Holdings 7.125%, 07/15/02 ...     2,500,000        2,503,125
                                                                    -----------
                                                                      7,528,125
                                                                    -----------
INDUSTRIAL -- 6.8%
   Caterpillar 6.625%, 07/15/28 ................       750,000          658,125
   Eaton:
      6.500%, 06/01/25 .........................       500,000          488,125
      7.625%, 04/01/24 .........................       750,000          731,250
      8.875%, 06/15/19 .........................       775,000          868,969
   TRW:
      6.050%, 01/15/05 .........................     1,000,000          936,250
      6.650%, 01/15/28 .........................     1,000,000          837,500
                                                                    -----------
                                                                      4,520,219
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS -- 2.8%
   Duke Realty 6.800%, 02/12/09 ................     1,000,000          925,809
   EOP Operating 6.763%, 06/15/07 ..............     1,000,000          935,842
                                                                    -----------
                                                                      1,861,651
                                                                    -----------
TELECOMMUNICATIONS -- 2.3%
   Lucent Technologies  6.450%, 03/15/29 .......     1,700,000        1,538,500
                                                                    -----------
TRANSPORTATION -- 7.2%
   CSX 7.450%, 05/01/07 ........................     2,865,000        2,857,838
   General Motors 6.250%, 05/01/05 .............     2,000,000        1,927,500
                                                                    -----------
                                                                      4,785,338
                                                                    -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $26,837,821) .....................................       25,636,396
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 20.7%
--------------------------------------------------------------------------------

                                                         Face
                                                        Amount         Value


U.S. TREASURY BONDS -- 12.0%
      8.125%, 08/15/19 ............................   $3,490,000     $4,109,337
      7.125%, 02/15/23 ............................    3,525,000      3,798,149
                                                                    -----------
                                                                      7,907,486
                                                                    -----------
U.S. TREASURY NOTES -- 8.7%
      6.250%, 08/31/00 ............................    2,000,000      2,011,170
      6.250%, 02/15/03 ............................    2,000,000      2,016,865
      6.500%, 08/15/05 ............................    1,000,000      1,018,026
      6.250%, 08/15/23 ............................      750,000        733,101
                                                                    -----------
                                                                      5,779,162
                                                                    -----------
   TOTAL U.S. GOVERNMENT SECURITIES
      (Cost $13,073,495) ..........................                  13,686,648
                                                                    -----------

--------------------------------------------------------------------------------
AGENCY SECURITIES -- 22.4%
--------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.0%
      6.500%, 02/01/03 ............................    1,243,760      1,226,270
      7.000%, 03/01/11 ............................    1,298,779      1,296,750
      6.000%, 02/01/14 ............................    2,120,462      2,037,632
      7.500%, 04/01/29 ............................    2,025,425      2,029,223
                                                                    -----------
                                                                      6,589,875
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.9%
      7.500%, 01/15/07 ............................          669            671
     12.500%, 11/15/13 ............................        5,233          6,033
      7.500%, 12/15/28 ............................    2,918,886      2,928,009
      7.000%, 03/15/29 ............................    2,357,810      2,313,602
                                                                    -----------
                                                                      5,248,315
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     OCTOBER 31, 1999

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AGENCY SECURITES -- continued
-------------------------------------------------------------------------------------

                                                           Face
                                                          Amount            Value
FEDERAL HOME LOAN BANK -- 4.5%
      5.875%, 09/17/01 .............................     $3,000,000      $  2,985,332
                                                                         ------------
   TOTAL AGENCY SECURITIES
      (Cost $15,070,786) ...........................                       14,823,522
                                                                         ------------
-------------------------------------------------------------------------------------
AGENCY DEBENTURES -- 12.7%
-------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.7%
      5.750%, 04/15/03 .............................      1,500,000         1,473,318
      6.500%, 08/15/04 .............................      2,000,000         2,005,441
      6.375%, 06/15/09 .............................      2,000,000         1,952,866
      6.250%, 05/15/29 .............................      3,250,000         2,988,805
                                                                         ------------
   TOTAL AGENCY DEBENTURES
      (Cost $8,443,725) ............................                        8,420,430
                                                                         ------------
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.1%
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
   Chase Securities, Inc. 5.150%, dated 10/29/99,
      due 11/01/99 to be repurchased at $4,029,729
      collateralized by $4,041,704 of various
      U.S. Treasury Bills and U.S. Treasury Notes,
      valued at $4,028,111 (Cost $4,028,000) .......      4,028,000         4,028,000
                                                                         ------------
   TOTAL INVESTMENTS -- 100.6%
      (Cost $67,453,827) (a) .......................                       66,594,996
                                                                         ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.6%) .....                         (415,039)
                                                                         ------------
   TOTAL NET ASSETS -- 100.0% ......................                     $ 66,179,957
                                                                         ============

(a) The cost for federal income tax purposes was $67,459,706. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $864,710. This consisted of aggregate gross unrealized appreciation for all securities of $905,666, and aggregate gross unrealized depreciation for all securities of $1,770,376.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 93.2%
--------------------------------------------------------------------------------

                                                  Shares          Value
                                                 --------       ---------
AUSTRALIA -- 1.7%
   Brambles Industries ......................     68,500       $ 1,924,881
                                                               -----------
FINLAND -- 3.7%
   Nokia Oyj ADR ............................     12,000         1,386,750
   Sonera Oyj ...............................     95,800         2,876,771
                                                               -----------
                                                                 4,263,521
                                                               -----------
FRANCE -- 9.9%
   Alcatel ..................................     13,000         2,030,502
   Axa ......................................     15,500         2,186,221
   Cap Gemini ...............................     10,400         1,575,177
   Castorama Dubois .........................      5,000         1,497,765
   Total Fina, Series B .....................     18,202         2,460,118
   Valeo ....................................     22,115         1,588,698
                                                               -----------
                                                                11,338,481
                                                               -----------
GERMANY -- 8.3%
   Adidas-Salomon ...........................     12,000           868,367
   BHW Holding ..............................     73,000         1,424,297
   Deutsche Lufthansa, Registered ...........    100,000         2,103,602
   Mannesmann ...............................     22,610         3,555,293
   Veba .....................................     28,000         1,513,752
                                                               -----------
                                                                 9,465,311
                                                               -----------
HONG KONG -- 4.1%
   HSBC Holdings ............................    177,074         2,125,647
   Hutchison Whampoa ........................    250,000         2,510,299
                                                               -----------
                                                                 4,635,946
                                                               -----------
ITALY -- 1.1%
   Telecom Italia RNC .......................    250,000         1,227,978
                                                               -----------
JAPAN -- 15.8%
   Fujitsu ..................................    110,000         3,313,189
   Nomura Securities ........................    170,000         2,806,427
   NTT Mobile Communications Network ........        146         3,879,328
   Ricoh ....................................    142,000         2,316,950

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                     Shares           Value

JAPAN -- continued
   Riso Kagaku ..................................    33,800       $ 1,458,993
   Suzuki Motor .................................   115,000         1,747,338
   Takefuji .....................................    20,000         2,589,928
                                                                  -----------
                                                                   18,112,153
                                                                  -----------
NETHERLANDS -- 6.5%
   ING Groep ....................................    36,861         2,174,246
   Koninklijke Philips Electronics ..............    22,080         2,264,318
   TNT Post Group ...............................    65,000         1,654,483
   Vedior .......................................    80,000         1,346,306
                                                                  -----------
                                                                    7,439,353
                                                                  -----------
NORWAY -- 1.6%
   Petroleum Geo-Services* ......................   120,000         1,789,447
                                                                  -----------
SINGAPORE -- 2.5%
   Datacraft Asia* ..............................   618,000         2,842,800
                                                                  -----------
SOUTH KOREA -- 1.6%
   Samsung Electronic ...........................    10,654         1,777,148
                                                                  -----------
SPAIN -- 3.1%
   Endesa .......................................    91,200         1,825,439
   Repsol ADR ...................................    82,000         1,681,000
                                                                  -----------
                                                                    3,506,439
                                                                  -----------
SWEDEN -- 8.2%
   Assa Abloy, Series B .........................   174,680         1,944,431
   Ericsson ADR .................................    66,000         2,817,375
   Europolitan Holdings .........................    98,500         1,132,390
   ForeningsSparbanken ..........................    90,000         1,434,307
   Getinge Industrier, Series B .................    71,200           779,562
   Scandic Hotels ...............................   135,000         1,264,599
                                                                  -----------
                                                                    9,372,664
                                                                  -----------
SWITZERLAND -- 3.8%
   Credit Suisse Group, Registered ..............    12,000         2,306,633
   Roche Holding ................................       170         2,040,937
                                                                  -----------
                                                                    4,347,570
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------


                                                      Shares           Value
                                                     --------         -------

UNITED KINGDOM -- 21.3%
   Avis Europe ............................          400,000       $  1,708,615
   British Aerospace ......................          270,000          1,576,937
   Flextech ...............................          183,000          2,646,477
   Geest ..................................          315,000          2,374,092
   Glaxo Wellcome .........................           63,000          1,858,908
   Misys ..................................          250,000          2,086,482
   Norwich Union ..........................          205,000          1,571,988
   Psion ..................................          140,000          3,519,090
   Railtrack Group ........................           90,351          1,828,761
   Rio Tinto ..............................          109,227          1,868,064
   Unilever ...............................          182,142          1,689,215
   Vodafone AirTouch ......................          350,000          1,627,292
                                                                   ------------
                                                                     24,355,921
                                                                   ------------
   TOTAL COMMON STOCKS
      (Cost $66,566,121) ..................                         106,399,613
                                                                   ------------

--------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 4.2%
--------------------------------------------------------------------------------

                                                     Face
                                                    Amount
                                                 ------------
JAPAN -- 2.8%
   Sony 1.400%, 03/31/05 ..................   JPY165,000,000          3,260,432
                                                                   ------------
SWITZERLAND -- 1.4%
   Novartis 2.000%, 10/06/02 ..............       $1,100,000          1,573,000
                                                                   ------------
   TOTAL CONVERTIBLE BONDS
      (Cost $3,099,320) ...................                           4,833,432
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.2%
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount                 Value
                                                        --------               -------
REPURCHASE AGREEMENT -- 3.2%
  Chase Securities, Inc. 5.150%, dated 10/29/99,
     due 11/01/99 to be repurchased at $3,638,561
     collateralized by $3,649,373 of various
     U.S. Treasury Bills and U.S. Treasury Notes,
     valued at $3,637,100 (Cost $3,637,000) .......   $3,637,000            $   3,637,000
                                                                            -------------
  TOTAL INVESTMENTS -- 100.6%
     (Cost $73,302,441) (a) .......................                           114,870,045
                                                                            -------------
  OTHER ASSETS AND LIABILITIES, NET -- (0.6%) .....                              (656,700)
                                                                            -------------
  TOTAL NET ASSETS -- 100.0% ......................                         $ 114,213,345
                                                                            =============

  * Non-Income Producing Security.
ADR American Depositary Receipt
JPY Japanese Yen
(a) The cost for federal income tax purposes was $73,302,441. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $41,567,604. This consisted of aggregate gross unrealized appreciation for all securities of $44,801,317, and aggregate gross unrealized depreciation for all securities of $3,233,713.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------

  At October 31, 1999 sector diversification of the Portfolio was as follows:

                                                     % of
                                                     Net
Sector Diversification (Unaudited)                  Assets             Value
                                                    ------            -------
     Aerospace & Defense ......................      1.4%        $   1,576,937
     Automotive ...............................      2.9             3,336,036
     Banking ..................................      8.3             9,465,139
     Computers ................................      9.2            10,493,940
     Construction Materials ...................      1.3             1,497,765
     Consumer Products ........................      6.7             7,617,523
     Electronics ..............................      8.0             9,127,336
     Financial Services .......................      4.7             5,396,355
     Food .....................................      3.5             4,063,308
     Human Resources ..........................      1.2             1,346,306
     Insurance ................................      3.3             3,758,209
     Machinery ................................      3.1             3,555,293
     Manufacturing ............................      1.3             1,513,752
     Metals ...................................      1.7             1,944,431
     Minerals .................................      1.6             1,868,064
     Multi-Industry ...........................      3.9             4,435,179
     Oil & Gas ................................      5.2             5,930,565
     Pharmaceuticals ..........................      5.5             6,252,407
     Repurchase Agreement .....................      3.2             3,637,000
     Telecommunications .......................     16.3            18,593,209
     Telephone ................................      1.1             1,227,978
     Television ...............................      2.3             2,646,477
     Transportation ...........................      4.9             5,586,836
                                                  ------           -------------
         Total Investments ....................    100.6%        $ 114,870,045
     Other Assets and Liabilities .............     (0.6)             (656,700)
                                                  ------           -------------
         Net Assets ...........................    100.0%        $ 114,213,345
                                                  ======           =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                               TS&W                    TS&W
                                                                          TS&W                 Fixed              International
                                                                         Equity               Income                  Equity
                                                                       Portfolio             Portfolio              Portfolio
                                                                     ------------          ------------           -------------
Assets
Investments, at Cost ...................................             $ 76,217,049          $ 67,453,827           $ 73,302,441
                                                                     ============          ============           ============
Investments, at Value -- Note A ........................             $ 93,191,192          $ 66,594,996           $114,870,045
Cash ...................................................                       --               399,342                     --
Receivable for Investments Sold ........................                       --                    --                880,649
Dividends Receivable ...................................                  134,907                    --                 55,837
Receivable for Portfolio Shares Sold ...................                   21,648                12,012                 59,427
Foreign Withholding Tax Reclaim Receivable .............                       --                    --                 57,158
Interest Receivable ....................................                    1,975             1,080,134                  4,495
Other Assets ...........................................                    9,347                 6,612                 11,913
                                                                     ------------          ------------           ------------
   Total Assets ........................................               93,359,069            68,093,096            115,939,524
                                                                     ------------          ------------           ------------
Liabilities
Payable for Investments Purchased ......................                       --             1,527,460                681,420
Payable to Custodian Bank -- Note D ....................                   14,780                    --                587,012
Payable for Portfolio Shares Redeemed ..................                    9,988                    --                301,679
Payable for Investment Advisory
   Fees -- Note B ......................................                   56,266                24,107                 93,611
Payable for Administration
   Fees -- Note C ......................................                   19,607                14,707                 21,974
Payable for Custodian Fees -- Note D ...................                    1,868                 1,287                 15,338
Payable for Distributions ..............................                       --               323,377                     --
Payable for Directors' Fees -- Note G ..................                      821                   763                    876
Other Liabilities ......................................                   21,463                21,438                 24,269
                                                                     ------------          ------------           ------------
   Total Liabilities ...................................                  124,793             1,913,139              1,726,179
                                                                     ------------          ------------           ------------
Net Assets .............................................             $ 93,234,276          $ 66,179,957           $114,213,345
                                                                     ============          ============           ============
Net Assets Consist of:
Paid in Capital ........................................             $ 67,334,276          $ 67,117,128           $ 61,755,275
Undistributed Net Investment Income
   (Loss) ..............................................                   81,275               (45,848)               441,486
Accumulated Net Realized Gain (Loss) ...................                8,844,582               (32,492)            10,451,958
Unrealized Appreciation (Depreciation) .................               16,974,143              (858,831)            41,564,626
                                                                     ------------          ------------           ------------
Net Assets .............................................             $ 93,234,276          $ 66,179,957           $114,213,345
                                                                     ============          ============           ============
Institutional Class Share
Shares Issued and Outstanding ($0.001
   par value) (Authorized 25,000,000) ..................                6,044,716             6,569,572              5,661,164
Net Asset Value, Offering and Redemption
   Price Per Share .....................................                   $15.42                $10.07                 $20.17
                                                                           ======                ======                 ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W EQUITY PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                            TS&W                     TS&W
                                                                     TS&W                   Fixed                International
                                                                    Equity                  Income                  Equity
                                                                   Portfolio               Portfolio               Portfolio
                                                                 ------------            ------------            ------------
Investment Income
Dividends .........................................              $  2,036,598            $         --            $  1,991,745
Interest ..........................................                   195,313               4,362,391                 230,501
Less: Foreign Taxes Withheld ......................                        --                      --                (212,819)
                                                                 ------------            ------------            ------------
   Total Income ...................................                 2,231,911               4,362,391               2,009,427
                                                                 ------------            ------------            ------------
Expenses
Investment Advisory Fees-- Note B .................                   682,600                 312,298               1,145,893
Administrative Fees-- Note C ......................                   190,611                 146,850                 223,580
Custodian Fees-- Note D ...........................                    11,313                   8,718                  99,516
Audit Fees ........................................                    14,247                  14,765                  15,200
Registration and Filing Fees ......................                    14,482                  16,142                  14,519
Legal Fees ........................................                     6,646                   5,862                   8,720
Printing Fees .....................................                     7,075                   7,998                   7,192
Directors' Fees-- Note G ..........................                     4,141                   3,831                   4,671
Account Services Fees-- Note F ....................                       554                     784                     173
Other Expenses ....................................                    23,520                  25,814                  47,025
                                                                 ------------            ------------            ------------
   Net Expenses Before Expenses Offset ............                   955,189                 543,062               1,566,489
                                                                 ------------            ------------            ------------
Expense Offset-- Note A ...........................                      (688)                   (849)                   (202)
                                                                 ------------            ------------            ------------
   Net Expenses After Expense Offset ..............                   954,501                 542,213               1,566,287
                                                                 ------------            ------------            ------------

Net Investment Income .............................                 1,277,410               3,820,178                 443,140
                                                                 ------------            ------------            ------------
Net Realized Gain (Loss) on:
   Investments ....................................                 8,899,483                 (26,614)             11,965,857
   Foreign Exchange Translations ..................                        --                      --                 (16,195)
                                                                 ------------            ------------            ------------
Total Net Realized Gain (Loss) on
   Investments and Foreign
   Exchange Transactions ..........................                 8,899,483                 (26,614)             11,949,662
                                                                 ------------            ------------            ------------
Net Change in Unrealized
   Appreciation/Depreciation on:
   Investments ....................................                 1,805,809              (4,949,303)             21,436,520
   Foreign Exchange Translations ..................                        --                      --                  (5,031)
                                                                 ------------            ------------            ------------
Total Net Change in Unrealized
   Appreciation/Depreciation ......................                 1,805,809              (4,949,303)             21,431,489
                                                                 ------------            ------------            ------------
Net Gain (Loss) on Investments and
   Foreign Exchange Transactions ..................                10,705,292              (4,975,917)             33,381,151
                                                                 ------------            ------------            ------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations ......................              $ 11,982,702            $ (1,155,739)           $ 33,824,291
                                                                 ============            ============            ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 TS&W EQUITY PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Year Ended       Year Ended
                                                                                   October 31,      October 31,
                                                                                      1999             1998
                                                                                  ------------     ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .....................................................    $  1,277,410     $  1,652,177
   Net Realized Gain .........................................................       8,899,483        7,412,841
   Net Change in Unrealized Appreciation/Depreciation ........................       1,805,809           72,015
                                                                                  ------------     ------------
   Net Increase in Net Assets Resulting
     from Operations .........................................................      11,982,702        9,137,033
                                                                                  ------------     ------------
Distributions:
   Net Investment Income .....................................................      (1,404,357)      (1,486,085)
   Net Realized Gain .........................................................      (7,348,987)     (16,324,477)
                                                                                  ------------     ------------
   Total Distributions .......................................................      (8,753,344)     (17,810,562)
                                                                                  ------------     ------------
Capital Share Transactions: (1)
   Issued ....................................................................      15,643,653       10,212,247
   In Lieu of Cash Distributions .............................................       8,134,405       16,649,300
   Redeemed ..................................................................     (29,109,309)     (18,433,583)
                                                                                  ------------     ------------
   Net Increase (Decrease) from Capital Share Transactions ...................      (5,331,251)       8,427,964
                                                                                  ------------     ------------
     Total Decrease ..........................................................      (2,101,893)        (245,565)

Net Assets:
   Beginning of Period .......................................................      95,336,169       95,581,734
                                                                                  ------------     ------------
   End of Period (including undistributed net investment income of
     $81,275 and $202,316, respectively) .....................................    $ 93,234,276     $ 95,336,169
                                                                                  ============     ============

(1) Shares Issued and Redeemed:
   Issued ....................................................................       1,009,007          679,379
   In Lieu of Cash Distributions .............................................         583,015        1,154,833
   Redeemed ..................................................................      (1,965,262)      (1,202,471)
                                                                                  ------------     ------------
   Net Increase (Decrease) in Shares Outstanding .............................        (373,240)         631,741
                                                                                  ============     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Year Ended         Year Ended
                                                                                  October 31,        October 31,
                                                                                     1999               1998
                                                                                 ------------       ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .....................................................   $  3,820,178       $  3,929,887
   Net Realized Gain (Loss) ..................................................        (26,614)           985,973
   Net Change in Unrealized Appreciation/Depreciation ........................     (4,949,303)         1,922,171
                                                                                 ------------       ------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations .........................................................     (1,155,739)         6,838,031
                                                                                 ------------       ------------
Distributions:
   Net Investment Income .....................................................     (3,839,813)        (3,913,808)
   Net Realized Gain .........................................................       (897,855)                --
   In Excess of Net Investment Income ........................................             --            (16,079)
                                                                                 ------------       ------------
   Total Distributions .......................................................     (4,737,668)        (3,929,887)
                                                                                 ------------       ------------
Capital Share Transactions: (1)
   Issued ....................................................................     18,236,369         10,448,967
   In Lieu of Cash Distributions .............................................      4,655,373          3,486,191
   Redeemed ..................................................................    (24,602,784)       (11,045,548)
                                                                                 ------------       ------------
   Net Increase (Decrease) from Capital Share Transactions ...................     (1,711,042)         2,889,610
                                                                                 ------------       ------------
     Total Increase (Decrease) ...............................................     (7,604,449)         5,797,754

Net Assets:
   Beginning of Period .......................................................     73,784,406         67,986,652
                                                                                 ------------       ------------
   End of Period (including distribution in excess of net investment
     loss of $45,848 and $25,506, respectively) ..............................   $ 66,179,957       $ 73,784,406
                                                                                 ============       ============
(1) Shares Issued and Redeemed:
   Issued ....................................................................      1,701,124            980,239
   In Lieu of Cash Distributions .............................................        441,226            325,926
   Redeemed ..................................................................     (2,303,178)        (1,028,683)
                                                                                 ------------       ------------
   Net Increase (Decrease) in Shares Outstanding .............................       (160,828)           277,482
                                                                                 ============       ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year Ended          Year Ended
                                                                                October 31,         October 31,
                                                                                   1999                1998
                                                                               -------------       -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...................................................   $     443,140       $     493,738
   Net Realized Gain (Loss) ................................................      11,949,662          (1,822,765)
   Net Change in Unrealized Appreciation/Depreciation ......................      21,431,489           4,961,769
                                                                               -------------       -------------
   Net Increase in Net Assets Resulting
     from Operations .......................................................      33,824,291           3,632,742
                                                                               -------------       -------------
Distributions:
   Net Investment Income ...................................................        (107,141)           (588,510)
   Net Realized Gain .......................................................              --          (1,352,776)
   In Excess of Net Realized Gain ..........................................              --          (1,170,461)
                                                                               -------------       -------------
   Total Distributions .....................................................        (107,141)         (3,111,747)
                                                                               -------------       -------------
Capital Share Transactions: (1)
   Issued ..................................................................      55,812,747          54,000,482
   In Lieu of Cash Distributions ...........................................         106,047           3,031,556
   Redeemed ................................................................     (92,392,025)        (56,083,980)
                                                                               -------------       -------------
   Net Increase (Decrease) from Capital Share Transactions .................     (36,473,231)            948,058
                                                                               -------------       -------------
     Total Increase (Decrease) .............................................      (2,756,081)          1,469,053

Net Assets:
   Beginning of Period .....................................................     116,969,426         115,500,373
                                                                               -------------       -------------
   End of Period (including undistributed net investment income of
     $441,486 and $106,692, respectively) ..................................   $ 114,213,345       $ 116,969,426
                                                                               =============       =============

(1) Shares Issued and Redeemed:
   Issued ..................................................................       3,434,739           3,472,804
   In Lieu of Cash Distributions ...........................................           7,005             210,818
   Redeemed ................................................................      (5,524,845)         (3,565,663)
                                                                               -------------       -------------
   Net Increase (Decrease) in Shares Outstanding ...........................      (2,083,101)            117,959
                                                                               =============       =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                      Years Ended October 31,
                                                    -----------------------------------------------------------
                                                      1999         1998         1997         1996        1995
                                                    -------      -------      -------      -------      -------
Net Asset Value,
   Beginning of Period ......................       $ 14.85      $ 16.52      $ 14.48      $ 12.47      $ 11.23
                                                    -------      -------      -------      -------      -------
Income from Investment Operations
   Net Investment Income ....................          0.23         0.26         0.27         0.26         0.23
   Net Realized and Unrealized
     Gains ..................................          1.78         1.14         3.25         2.34         1.34
                                                    -------      -------      -------      -------      -------
   Total from Investment
     Operations .............................          2.01         1.40         3.52         2.60         1.57
                                                    -------      -------      -------      -------      -------
Distributions:
   Net Investment Income ....................         (0.24)       (0.24)       (0.27)       (0.26)       (0.22)
   Net Realized Gain ........................         (1.20)       (2.83)       (1.21)       (0.33)       (0.11)
                                                    -------      -------      -------      -------      -------
     Total Distributions ....................         (1.44)       (3.07)       (1.48)       (0.59)       (0.33)
                                                    -------      -------      -------      -------      -------
Net Asset Value, End of Period ..............       $ 15.42      $ 14.85      $ 16.52      $ 14.48      $ 12.47
                                                    =======      =======      =======      =======      =======
Total Return ................................         14.64%        9.23%       26.31%       21.45%       14.32%
                                                    =======      =======      =======      =======      =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands)...............................       $93,234      $95,336      $95,582      $81,554      $60,352
Ratio of Expenses to Average
   Net Assets                                          1.05%        0.99%        0.99%        1.01%        1.01%
Ratio of Net Investment Income
   to Average Net Assets                               1.40%        1.67%        1.72%        1.93%        2.04%
Portfolio Turnover Rate                                  42%          63%          42%          40%          17%



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                Years Ended October 31,
                                                -------------------------------------------------------
                                                  1999        1998        1997        1996        1995
                                                -------     -------     -------     -------     -------
Net Asset Value,
   Beginning of Period ...................      $ 10.96     $ 10.54     $ 10.30     $ 10.42     $  9.60
                                                -------     -------     -------     -------     -------
Income from Investment Operations
   Net Investment Income .................         0.57        0.59        0.59        0.56        0.56
   Net Realized and Unrealized
     Gains (Loss) ........................        (0.75)       0.42        0.24       (0.12)       0.82
                                                -------     -------     -------     -------     -------
   Total from Investment
     Operations ..........................        (0.18)       1.01        0.83        0.44        1.38
                                                -------     -------     -------     -------     -------
Distributions:
   Net Investment Income .................        (0.58)      (0.59)      (0.59)      (0.56)      (0.56)
   Net Realized Gain .....................        (0.13)      --          --          --          --
                                                -------     -------     -------     -------     -------
     Total Distributions .................        (0.71)      (0.59)      (0.59)      (0.56)      (0.56)
                                                -------     -------     -------     -------     -------
Net Asset Value, End of Period ...........      $ 10.07     $ 10.96     $ 10.54     $ 10.30     $ 10.42
                                                =======     =======     =======     =======     =======

Total Return .............................        (1.71)%      9.81%       8.40%       4.40%      14.73%
                                                =======     =======     =======     =======     =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...........................      $66,180     $73,784     $67,987     $61,692     $46,677
Ratio of Expenses to Average
   Net Assets ............................         0.78%       0.71%       0.72%       0.77%       0.76%
Ratio of Net Investment Income
   to Average Net Assets .................         5.49%       5.48%       5.79%       5.50%       5.56%
Portfolio Turnover Rate ..................           52%         48%         36%         59%         25%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                Years Ended October 31,
                                                --------------------------------------------------------
                                                  1999        1998        1997        1996         1995
                                                --------    --------    --------    --------    --------
Net Asset Value,
   Beginning of Period ....................     $  15.10    $  15.14    $  14.22    $  13.22    $  13.85
                                                --------    --------    --------    --------    --------
Income from Investment Operations
   Net Investment Income ..................         0.08        0.06        0.07        0.10        0.13
   Net Realized and Unrealized
     Gains (Loss) .........................         5.01        0.32        1.05        1.04       (0.31)
                                                --------    --------    --------    --------    --------
   Total from Investment
     Operations ...........................         5.09        0.38        1.12        1.14       (0.18)
                                                --------    --------    --------    --------    --------
Distributions:
   Net Investment Income ..................        (0.02)      (0.08)      (0.11)      (0.14)      (0.09)
   Net Realized Gain ......................           --       (0.18)      (0.09)         --       (0.36)
   In Excess of Net Realized Gain .........           --       (0.16)         --          --          --
                                                --------    --------    --------    --------    --------
     Total Distributions ..................        (0.02)      (0.42)      (0.20)      (0.14)      (0.45)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Period ............     $  20.17    $  15.10    $  15.14    $  14.22    $  13.22
                                                ========    ========    ========    ========    ========

Total Return ..............................        33.77%       2.67%       7.94%       8.71%       1.11%
                                                ========    ========    ========    ========    ========

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ............................     $114,213    $116,969    $115,500    $103,339    $ 77,553
Ratio of Expenses to Average
   Net Assets .............................         1.37%       1.32%       1.30%       1.35%       1.32%
Ratio of Net Investment Income
   to Average Net Assets ..................         0.39%       0.42%       0.47%       0.84%       1.29%
Portfolio Turnover Rate ...................           21%         28%         45%         25%         23%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO THE  FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the portfolios. The objectives of the Portfolios are as follows:

         TS&W Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

         TS&W Fixed Income Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.

         TS&W International Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments with maturities of sixty days or

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

     less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

     losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

         5. Forward Foreign Currency Exchange Contracts: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

         6. Distributions to Shareholders: The TS&W Equity Portfolio will normally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

     primarily due to differing book and tax treatments for foreign currency transactions, REIT return of capital and for the timing of the recognition of gains or losses on investments.

                                   Undistributed     Accumulated
                                  Net Investment    Net Realized     Paid in
     TS&W  Portfolios              Income (Loss)        Gain         Capital
     ----------------             --------------    ------------    --------
     Equity ...................       $5,906            $256        $(6,162)
     Fixed Income .............         (707)            707             --
     International Equity .....       (1,205)          1,205             --

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Thompson, Siegel & Walmsley, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

     TS&W Portfolios                                          Rate
     ---------------                                   --------------------
     Equity .......................................           0.75%
     Fixed Income .................................           0.45%
     International Equity .........................           1.00%

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

to the Portfolios under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC") an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, the Portfolios pay the Administrator 0.099%, 0.079% and 0.099% per annum of the average daily net assets of the Equity, Fixed Income and International Equity Portfolios, respectively, an annual base fee of $87,500 per portfolio, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 1999, the Administrator earned the following amounts from the Portfolios' and paid the following to CGFSC, UAMSSC and DST for their services:
                                                  Portion    Portion     Portion
                                 Administration   Paid to    Paid to     Paid to
     TS&W  Portfolios                 Fees         CGFSC      UAMSSC       DST
     ----------------            --------------  --------    -------    --------
     Equity ...................     $190,611     $ 87,270    $16,765     $20,101
     Fixed Income .............      146,850       79,215     13,939      16,084
     International Equity .....      223,580       99,204     20,036      22,804

     Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the portfolios to cover any advances made by the custodian to the portfolios. At October 31, 1999, the payable to the custodian bank represents the amount due for cash advanced for the settlement of security transactions for the TS&W Equity and International Equity Portfolios.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The distributor does not receive any fee or other compensation with respect to the Portfolios.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

     F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of Agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

     G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     H. Purchases and Sales: For the year ended October 31, 1999, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

     TS&W  Portfolios                              Purchases            Sales
     ----------------                             -----------       -----------
     Equity .................................     $36,435,829       $42,890,975
     Fixed Income ...........................      33,063,027        25,741,275
     International Equity ...................      23,104,516        44,102,176

         Purchases and sales of long-term U.S. Government securities were $1,319,335 and $13,466,763 respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

     I. Line of Credit: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the twelve months ended October 31, 1999, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

     J. Other: At October 31, 1999, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                    No. of                %
     TS&W  Portfolios                            Shareholders         Ownership
     ----------------                            ------------         ---------
     Equity ...............................             1                10%
     Fixed Income .........................             1                10%
     International Equity .................             1                13%

     At October 31, 1999, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     At October 31, 1999, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $26,614 which will expire on October 31, 2007.

     The TS&W International Equity Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), each a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 17, 1999

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

At October 31, 1999, each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.


     TS&W  Portfolios                                          Long Term
     ----------------                                         -----------
     Equity ..............................................     7,358,086
     Fixed Income ........................................       815,344

For the year ended October 31, 1999, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio was 65.6%

Foreign taxes accrued during the fiscal year ended October 31, 1999, amounted to $212,819 for the TS&W International Portfolio and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 1999, which shareholders of the Portfolio will receive in late January 2000. In addition, for the year ended October 31, 1999, gross income derived from sources within foreign countries amounted to $1,991,745 for the TS&W International Equity Portfolio. For the Year ended October 31, 1999, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 24.9%.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------
Officers and Directors

Norton H. Reamer                               Peter M. Whitman, Jr.
Director, President and Chairman               Director

John T. Bennett, Jr.                           William H. Park
Director                                       Vice President

Nancy J. Dunn                                  Michael E. DeFao
Director                                       Secretary

Philip D. English                              Gary L. French
Director                                       Treasurer

William A. Humenuk                             Robert R. Flaherty
Director                                       Assistant Treasurer

James P. Pappas                                Robert J. Della Croce
Director                                       Assistant Treasurer

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Thompson, Siegel & Walmsley, Inc.
5000 Monument Avenue
Richmond, VA 23230-0883

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                             --------------------------------------
                             This report has been prepared for
                             shareholders and may be distributed
                             to others only if preceded or
                             accompanied by a current prospectus.
                             --------------------------------------